Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL DATA

On February 15, 2007, Huntsman International LLC (“Huntsman International”), a wholly-owned subsidiary of Huntsman Corporation, and certain of Huntsman International’s subsidiaries (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Original Agreement”) with Flint Hills Resources LLC to sell our U.S. base chemicals and polymers businesses (the “U.S. Petrochemical Disposition”), for approximately $456 million in cash, plus the value of inventory on the respective dates of closing. We will retain other elements of working capital, including accounts receivable, accounts payable and certain accrued liabilities, which will be liquidated for cash in the ordinary course of business following the closing. On June 22, 2007, we entered into an Amended and Restated Asset Purchase Agreement (the “Amended Agreement”) with Flint Hills Resources LP and Flint Hills Resources LLC (collectively, “Flint Hills”) to provide, among other things, for the sale of our U.S. polymers business for $150 million of the total sale price, plus the value of associated inventory, for total consideration, net of other adjustments, of approximately $350 million, subject to post-closing adjustment. We completed the sale of our U.S. polymers business on August 1, 2007. The Amended Agreement also provides for the separate closing of our U.S. base chemicals business for the remaining $306 million of the total sale price, plus the value of associated inventory, following the re-start of our Port Arthur, Texas olefins manufacturing facility, which was shut down following a fire on April 29, 2006.

The U.S. Petrochemical Disposition includes our olefins and polymers manufacturing assets located at five U.S. sites: Port Arthur, Odessa and Longview, Texas; Peru, Illinois; and Marysville, Michigan.

As of March 31, 2007, the U.S. base chemicals and polymers assets were treated as a single disposal group and were classified as held and used in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, because these assets were not immediately available for sale in their present condition due to the required repair and restart of the Port Arthur, Texas olefins manufacturing facility. We tested these assets for recoverability using expected future cash flows, including the expected proceeds from the Port Arthur fire insurance recovery, and concluded that the expected future cash flows were in excess of the carrying value of the business expected to be sold. Therefore, we did not recognize an impairment charge as of March 31, 2007. In connection with the closing of the sale of the U.S. polymers business pursuant to the Amended Agreement, we recorded a pretax impairment charge related to the U.S. polymers assets during the three months ended June 30, 2007 of approximately $240 million. We reported the results of operations of our U.S. polymers business as discontinued operations beginning in the second quarter of 2007.

We will continue to assess the U.S. base chemicals assets for recoverability during 2007 through the sale date, which is anticipated to be in the fourth quarter of 2007. Upon restart of the Port Arthur facility, we expect that the carrying value of the U.S. base chemicals business to be sold, which will increase as we rebuild the plant, will exceed the anticipated sale price. As a result, we currently expect to incur an estimated pretax loss in connection with the sale of the U.S. base chemicals business of between $150 million and $175 million.

On June 27, 2006, we sold the assets comprising our U.S. butadiene and MTBE business operated by our Base Chemicals segment. The results of operations of this business were not classified as discontinued operations under applicable accounting rules because of the expected continuing cash flows from the MTBE business we continue to operate in our Polyurethanes segment.

On June 30, 2006, we acquired the textile effects business. The operating results of the textile effects business were consolidated with our operating results beginning July 1, 2006.

The following unaudited pro forma consolidated statements of operations for Huntsman Corporation and Huntsman International for the year ended December 31, 2006 gives effect to the U.S. Petrochemical Disposition, the sale of our U.S.

butadiene and MTBE business and the textile effects acquisition as if these transactions occurred on January 1, 2006. The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2007 and the years ended December 31, 2005 and 2004 give effect to the U.S. Petrochemical Disposition as if the sale occurred at the beginning of the period presented. The following unaudited pro forma consolidated balance sheet as of March 31, 2007 gives effect to the U.S. Petrochemical Disposition as if the sale transaction occurred on March 31, 2007.

The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transactions been completed as of the date thereof or as of the beginning of the periods presented therein. The pro forma adjustments, as described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, are based upon available information and certain assumptions we believe are reasonable. The pro forma financial information should be read in conjunction with the consolidated financial statements included in our and Huntsman International’s Form 10-Q for the three months ended March 31, 2007 and the consolidated financial statements included in our and Huntsman International’s Form 10-K for the year ended December 31, 2006.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2007
(Dollars in Millions, Except Per Share Amounts)

	Huntsman Corporation	Pro Forma Adjustments(1)		Pro Forma
Revenues	$2,647.3	$(493.8)		$2,153.5

Cost of goods sold	2,240.0	(484.0)		1,756.0

Gross profit	407.3	(9.8)		397.5

Operating expenses:
Selling, general and administrative	219.0	(16.4)		202.6
Research and development	33.3			33.3
Other operating expense	5.9	(4.3)		1.6
Restructuring, impairment and plant closing costs	12.2	(1.1)		11.1
Total expenses	270.4	(21.8)		248.6
Operating income	136.9	12.0		148.9

Interest expense, net	(73.8)			(73.8)
Loss on accounts receivable securitization program	(5.4)			(5.4)
Equity in income of unconsolidated affiliates	2.2			2.2
Loss on early extinguishment of debt	(1.4)			(1.4)
Other income	0.5			0.5
Income from continuing operations before income taxes and minority interest	59.0	12.0		71.0

Income tax expense	(13.0)	(4.3	)(2)	(17.3)
Minority interest in subsidiaries’ income	(0.4)			(0.4)
Income from continuing operations	$45.6	$7.7		$53.3

Basic income per share:
Income from continuing operations	$0.21	$0.03		$0.24

Diluted income per share:
Income from continuing operations	$0.20	$0.03		$0.23

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business is being reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the three months ended March 31, 2007:

Revenues	$373.7
Costs and expenses	372.0
Income before income taxes	$1.7

(2)             Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 2006
(Dollars in Millions, Except Per Share Amounts)

		Pro Forma Adjustments
	Huntsman Corporation	Disposition of U.S. Base Chemicals and Polymers Business(1)	Disposition of U.S. Butadiene and MTBE Business(2)	Acquisition of Textile Effects Business(3)	Pro Forma
Revenues	$10,623.6	$(1,880.9)	$(473.5)	$546.5	$8,815.7

Cost of goods sold	9,084.1	(1,757.4)	(462.2)	374.5	7,239.0

Gross profit	1,539.5	(123.5)	(11.3)	172.0	1,576.7

Operating expenses:
Selling, general and administrative	795.3	(27.2)	(2.1)	121.5	887.5
Research and development	115.4			13.2	128.6
Other operating income	(127.7)	9.2	(0.2)		(118.7)
Restructuring, impairment and plant closing costs	20.0	(8.8)		22.3	33.5
Total expenses	803.0	(26.8)	(2.3)	157.0	930.9
Operating income	736.5	(96.7)	(9.0)	15.0	645.8

Interest expense, net	(350.7)			(1.7)	(352.4)
Loss on accounts receivable securitization program	(16.1)	3.6			(12.5)
Equity in income of unconsolidated affiliates	3.6				3.6
Loss on early extinguishment of debt	(27.1)				(27.1)
Other income	1.3	7.4			8.7
Income from continuing operations before income taxes and minority interest	347.5	(85.7)	(9.0)	13.3	266.1

Income tax benefit	49.0	— (4)	— (4)	(5.0)	44.0
Minority interest in subsidiaries’ income	(2.9)			1.7	(1.2)
Income from continuing operations	$393.6	$(85.7)	$(9.0)	$10.0	$308.9

Basic income per share:
Income from continuing operations	$1.78	$(0.39)	$(0.04)	$0.05	$1.40

Diluted income per share:
Income from continuing operations	$1.69	$(0.36)	$(0.04)	$0.04	$1.33

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (Continued)
YEAR ENDED DECEMBER 31, 2006
(Dollars in Millions, Except Per Share Amounts)

No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2006:

Revenues	$1,504.1
Costs and expenses	1,427.4
Income before income taxes	$76.7

(2)             Reflects the disposition of the U.S. butadiene and MTBE business’ operations as a result of the sale transaction.

(3)             Reflects the operations of the textile effects business for periods prior to its acquisition.

(4)             No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 2005
(Dollars in Millions, Except Per Share Amounts)

	Huntsman Corporation	Pro Forma Adjustments(1)	Pro Forma
Revenues	$10,676.9	$(2,207.1)	$8,469.8

Cost of goods sold	9,061.5	(1,978.5)	7,083.0

Gross profit	1,615.4	(228.6)	1,386.8

Operating expenses:
Selling, general and administrative	660.6	(32.5)	628.1
Research and development	95.5		95.5
Other operating expense	30.2	0.4	30.6
Restructuring, impairment and plant closing costs	114.1	(6.0)	108.1
Total expenses	900.4	(38.1)	862.3
Operating income	715.0	(190.5)	524.5

Interest expense, net	(426.6)		(426.6)
Loss on accounts receivable securitization program	(9.0)		(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(322.5)		(322.5)
Other expense	(0.1)		(0.1)
Loss from continuing operations before income taxes and minority interest	(35.0)	(190.5)	(225.5)

Income tax benefit	6.1	—(2)	6.1
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Loss from continuing operations	$(30.6)	$(190.5)	$(221.1)

Basic and diluted loss per share:
Loss from continuing operations	$(0.33)	$(0.87)	$(1.20)

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2005:

Revenues	$1,436.5
Costs and expenses	1,319.6
Income before income taxes	$116.9

(2)             No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 2004
(Dollar in Millions, Except Per Share Amounts)

	Huntsman Corporation	Pro Forma Adjustments(1)	Pro Forma
Revenues	$9,562.5	$(1,945.9)	$7,616.6

Cost of goods sold	8,358.7	(1,811.4)	6,547.3

Gross profit	1,203.8	(134.5)	1,069.3

Operating expenses:
Selling, general and administrative	638.8	(51.5)	587.3
Research and development	96.2		96.2
Other operating income	(77.0)	1.2	(75.8)
Restructuring, impairment and plant closing costs	282.9	(8.9)	274.0
Total expenses	940.9	(59.2)	881.7
Operating income	262.9	(75.3)	187.6

Interest expense, net	(612.6)		(612.6)
Loss on accounts receivable securitization program	(13.3)		(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	(0.2)		(0.2)
Loss from continuing operations before income taxes and minority interest	(384.8)	(75.3)	(460.1)

Income tax benefit	72.0	— (2)	72.0
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(320.0)	$(75.3)	$(395.3)

Basic and diluted loss per share:
Loss from continuing operations	$(1.85)	$(0.34)	$(2.19)

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2004:

Revenues	$1,185.8
Costs and expenses	1,164.2
Income before income taxes	$21.6

(2)             No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS OF MARCH 31, 2007
(Dollars in Millions)

	Huntsman Corporation	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$143.5	$689.9	(2)	$833.4
Accounts receivable, net	1,385.1			1,385.1
Accounts receivable from affiliates	15.7			15.7
Inventories, net	1,581.8	(201.7	)(1)	1,380.1
Prepaid expenses	46.2			46.2
Deferred income taxes	62.9			62.9
Other current assets	170.5			170.5
Total current assets	3,405.7	488.2		3,893.9
Property plant and equipment, net	4,106.7	(642.6	)(1)	3,464.1
Investment in unconsolidated affiliates	212.7			212.7
Intangible assets, net	186.2			186.2
Goodwill	91.7			91.7
Deferred income taxes	208.3	69.7	(4)	278.0
Other noncurrent assets	402.1	(67.2	)(1)	334.9
Total assets	$8,613.4	$(151.9)		$8,461.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,104.5			$1,104.5
Accounts payable to affiliates	12.4			12.4
Accrued liabilities	821.6	$(7.5	)(1)
		(13.5	)(3)	800.6
Deferred income taxes	8.1			8.1
Current portion of long-term debt	178.8	(0.5	)(1)	178.3
Total current liabilities	2,125.4	(21.5)		2,103.9
Long-term debt	3,516.0	(2.4	)(1)	3,513.6
Deferred income taxes	193.5			193.5
Other noncurrent liabilities	963.8	(1.3	)(1)	962.5
Total liabilities	6,798.7	(25.2)		6,773.5

Minority interests	30.3			30.3

Stockholders’ equity
Common stock	2.2			2.2
Mandatory convertible preferred stock	287.5			287.5
Additional paid-in capital	2,810.5			2,810.5
Unearned stock-based compensation	(19.2)			(19.2)
Accumulated deficit	(1,255.4)	(126.7	)(4)	(1,382.1)
Accumulated other comprehensive loss	(41.2)			(41.2)
Total stockholders’ equity	1,784.4	(126.7)		1,657.7
Total liabilities and stockholders’ equity	$8,613.4	$(151.9)		$8,461.5

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S. base chemicals business pursuant to the U.S. Petrochemical Disposition.

HUNTSMAN CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (Continued)
AS OF MARCH 31, 2007
(Dollars in Millions)

(2)             Reflects the net sale consideration in connection with the U.S. Petrochemical Disposition, based on March 31, 2007 book inventory amounts. The net sale consideration will change based on the actual value of the inventory on the respective closing dates with respect to each business.

(3)             Reflects the adjustment of liabilities associated with the U.S. Petrochemical Disposition.

(4)             Reflects the preliminary loss on the U.S. Petrochemical Disposition as of March 31, 2007, net of taxes of $69.7 million. This loss on the U.S. Petrochemical Disposition is based on March 31, 2007 balance sheet amounts and does not include anticipated capital expenditures that will be required to rebuild the Port Arthur, Texas, olefins manufacturing facility that was damaged by fire.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

THREE MONTHS ENDED MARCH 31, 2007

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)		Pro Forma
Revenues	$2,647.3	$(493.8)		$2,153.5

Cost of goods sold	2,238.5	(484.0)		1,754.5

Gross profit	408.8	(9.8)		399.0

Operating expenses:
Selling, general and administrative	219.0	(16.4)		202.6
Research and development	33.3			33.3
Other operating expense	5.9	(4.3)		1.6
Restructuring, impairment and plant closing costs	12.2	(1.1)		11.1
Total expenses	270.4	(21.8)		248.6
Operating income	138.4	12.0		150.4

Interest expense, net	(74.2)			(74.2)
Loss on accounts receivable securitization program	(5.4)			(5.4)
Equity in income of unconsolidated affiliates	2.2			2.2
Loss on early extinguishment of debt	(1.8)			(1.8)
Other income	0.5			0.5
Income from continuing operations before income taxes and minority interest	59.7	12.0		71.7

Income tax expense	(24.2)	(4.3	)(2)	(28.5)
Minority interest in subsidiaries’ income	(0.4)			(0.4)
Income from continuing operations	$35.1	$7.7		$42.8

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business is being reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the three months ended March 31, 2007:

Revenues	$373.7
Costs and expenses	372.0
Income before income taxes	$1.7

(2)             Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2006

(Dollars in Millions)

		Pro Forma Adjustments
		Disposition of
		U.S. Base	Disposition of U.S.
	Huntsman	Chemicals and	Butadiene	Acquisition of
	International	Polymers	and MTBE	Textile Effects
	LLC	Business (1)	Business (2)	Business (3)	Pro Forma
Revenues	$10,623.6	$(1,880.9)	$(473.5)	$546.5	$8,815.7

Cost of goods sold	9,067.1	(1,757.4)	(462.2)	374.5	7,222.0

Gross profit	1,556.5	(123.5)	(11.3)	172.0	1,593.7

Operating expenses:
Selling, general and administrative	794.8	(27.2)	(2.1)	121.5	887.0
Research and development	115.4			13.2	128.6
Other operating income	(127.7)	9.2	(0.2)		(118.7)
Restructuring, impairment and plant closing costs	20.0	(8.8)		22.3	33.5
Total expenses	802.5	(26.8)	(2.3)	157.0	930.4
Operating income	754.0	(96.7)	(9.0)	15.0	663.3

Interest expense, net	(355.2)			(1.7)	(356.9)
Loss on accounts receivable securitization program	(16.1)	3.6			(12.5)
Equity in income of unconsolidated affiliates	3.6				3.6
Loss on early extinguishment of debt	(39.0)				(39.0)
Other income	1.3	7.4			8.7
Income from continuing operations before income taxes and minority interest	348.6	(85.7)	(9.0)	13.3	267.2

Income tax benefit	30.0	— (4)	— (4)	(5.0)	25.0
Minority interest in subsidiaries’ income	(2.9)			1.7	(1.2)
Income from continuing operations	$375.7	$(85.7)	$(9.0)	$10.0	$291.0

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (Continued)

YEAR ENDED DECEMBER 31, 2006

(Dollars in Millions)

No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2006:

Revenues	$1,504.1
Costs and expenses	1,427.4
Income before income taxes	$76.7

(2)             Reflects the disposition of the U.S. butadiene and MTBE business’ operations as a result of the sale transaction.

(3)             Reflects the operations of the textile effects business for periods prior to its acquisition.

(4)             No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)	Pro Forma
Revenues	$10,676.9	$(2,207.1)	$8,469.8

Cost of goods sold	9,043.9	(1,978.5)	7,065.4

Gross profit	1,633.0	(228.6)	1,404.4

Operating expenses:
Selling, general and administrative	661.4	(32.5)	628.9
Research and development	95.5		95.5
Other operating expense	30.2	0.4	30.6
Restructuring, impairment and plant closing costs	114.1	(6.0)	108.1
Total expenses	901.2	(38.1)	863.1
Operating income	731.8	(190.5)	541.3

Interest expense, net	(425.6)		(425.6)
Loss on accounts receivable securitization program	(9.0)		(9.0)
Equity in income of unconsolidated affiliates	8.2		8.2
Loss on early extinguishment of debt	(167.3)		(167.3)
Other expense	(0.2)		(0.2)
Income (loss) from continuing operations before income taxes and minority interest	137.9	(190.5)	(52.6)

Income tax (expense) benefit	(13.2)	18.7 (2)	5.5
Minority interest in subsidiaries’ income	(1.7)		(1.7)
Income (loss) from continuing operations	$123.0	$(171.8)	$(48.8)

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2005:

Revenues	$1,436.5
Costs and expenses	1,319.6
Income before income taxes	$116.9

(2)             Reflects the tax effect of the pro forma adjustments.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2004

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments (1)	Pro Forma
Revenues	$9,562.5	$(1,945.9)	$7,616.6

Cost of goods sold	8,337.3	(1,811.4)	6,525.9

Gross profit	1,225.2	(134.5)	1,090.7

Operating expenses:
Selling, general and administrative	635.5	(51.5)	584.0
Research and development	96.2		96.2
Other operating income	(77.0)	1.2	(75.8)
Restructuring, impairment and plant closing costs	282.9	(8.9)	274.0
Total expenses	937.6	(59.2)	878.4
Operating income	287.6	(75.3)	212.3

Interest expense, net	(592.6)		(592.6)
Loss on accounts receivable securitization program	(13.3)		(13.3)
Equity in income of unconsolidated affiliates	4.0		4.0
Loss on early extinguishment of debt	(25.6)		(25.6)
Other expense	(0.2)		(0.2)
Loss from continuing operations before income taxes and minority interest	(340.1)	(75.3)	(415.4)

Income tax benefit	66.3	— (2)	66.3
Minority interest in subsidiaries’ income	(7.2)		(7.2)
Loss from continuing operations	$(281.0)	$(75.3)	$(356.3)

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S base chemicals business operations pursuant to the U.S. Petrochemical Disposition. Beginning in the second quarter of 2007, the U.S. polymers business will be reported as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following are summarized results of the U.S. polymers business for the year ended December 31, 2004:

Revenues	$1,185.8
Costs and expenses	1,164.2
Income before income taxes	$21.6

(2)             No adjustments were made to income tax expense as we have a full valuation allowance on our net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the expected loss on the U.S. Petrochemical Disposition or the reduction to interest expense resulting from the use of the sale proceeds therefrom.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF MARCH 31, 2007

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$143.5	$689.9	(2)	$833.4
Accounts and notes receivable, net	1,385.1			1,385.1
Accounts from affiliates	29.1			29.1
Inventories, net	1,581.8	(201.7	)(1)	1,380.1
Prepaid expenses	43.6			43.6
Deferred income taxes	68.9			68.9
Other current assets	156.4			156.4
Total current assets	3,408.4	488.2		3,896.6

Property plant and equipment, net	3,882.7	(642.6	)(1)	3,240.1
Investment in unconsolidated affiliates	212.7			212.7
Intangible assets, net	191.0			191.0
Goodwill	91.7			91.7
Deferred income taxes	206.6	69.7	(4)	276.3
Other noncurrent assets	402.1	(67.2	)(1)	334.9
Total assets	$8,395.2	$(151.9)		$8,243.3

LIABILITIES AND MEMBERS’ EQUITY
Accounts payable	$1,104.5			$1,104.5
Accounts payable to affiliates	17.7			17.7
Accrued liabilities	805.8	$(7.5	)(1)
		(13.5	)(3)	784.8
Deferred income taxes	8.1			8.1
Current portion of long-term debt	176.4	(0.5	)(1)	175.9
Total current liabilities	2,112.5	(21.5)		2,091.0

Long-term debt	3,516.0	(2.4	)(1)	3,513.6
Deferred income taxes	174.9			174.9
Other noncurrent liabilities	963.8	(1.3	)(1)	962.5
Total liabilities	6,767.2	(25.2)		6,742.0

Minority interest	30.3			30.3

Members’ equity:
Members’ equity	2,817.0			2,817.0
Accumulated deficit	(1,114.0)	(126.7	)(4)	(1,240.7)
Accumulated other comprehensive loss	(105.3)			(105.3)
Total members’ equity	1,597.7	(126.7)		1,471.0

Total liabilities and members’ equity	$8,395.2	$(151.9)		$8,243.3

(1)             Reflects the disposition of the U.S. polymers business operations and the anticipated disposition of the U.S. base chemicals business pursuant to the U.S. Petrochemical Disposition.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) (Continued)

AS OF MARCH 31, 2007

(Dollars in Millions)

(2)             Reflects the net sale consideration in connection with the U.S. Petrochemical Disposition, based on March 31, 2007 book inventory amounts. The net sale consideration will change based on the actual value of the inventory on the respective closing dates with respect to each business.

(3)             Reflects the adjustment of liabilities associated with the U.S. Petrochemical Disposition.

(4)             Reflects the preliminary loss on the U.S. Petrochemical Disposition as of March 31, 2007, net of taxes of $69.7 million. This loss on the U.S. Petrochemical Disposition is based on March 31, 2007 balance sheet amounts and does not include anticipated capital expenditures that will be required to rebuild the Port Arthur, Texas, olefins manufacturing facility that was damaged by fire.